                                                                     Exhibit 4.7


                                   Form of
      Amendment to the Investor Rights Agreement dated as of February 27, 2004 (this "Amendment"), among Memory Pharmaceuticals Corp. and the investors set forth on the signature page hereto (the "Investors")

            A. The Company and the Investors entered into a Fourth Amended and Restated Investor Rights Agreement dated as of September 11, 2003, as amended by an Agreement dated as of December 18, 2003, among the Company, Dr. Eric Kandel and the Investors (the "Investor Rights Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Investor Rights Agreement.

            B. The Company and the Investors wish to amend the definition of "Initial Public Offering" in the Investor Rights Agreement.

            C. Pursuant to Section 8.3 of the Investor Rights Agreement, this Amendment requires the Company's consent and the consent in writing of holders of at least two-thirds (2/3) of the outstanding shares of Preferred Stock.

            The Company and the Investors hereby agree as follows:

            1. Section 1.3 of the Investor Rights Agreement is hereby amended to delete the definition of "Initial Public Offering" in its entirety and replace it with the following:

            "Initial Public Offering" shall mean the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Company to the public at an initial public offering price per share of not less than $7.50 (such dollar amount being subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization or similar event involving a change in the Common Stock) with net proceeds to the Company of not less than $25,000,000."

            2. Except as specifically amended by this Amendment, the Investor Rights Agreement remains in full force and effect. Wherever the terms of this Amendment and the Investor Rights Agreement conflict, this Amendment controls. All references in the Investor Rights Agreement to "this Agreement" shall mean the Investor Rights Agreement, as amended hereby.

            3. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument.

      In witness whereof, the undersigned have executed this Amendment to the Investor Rights Agreement as of the date first above written.

Company:                               Memory Pharmaceuticals Corp.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

Investors:                             Oxford Bioscience Partners II L.P.

                                       By: OBP Management II L.P.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Oxford Bioscience Partners (Bermuda) II
                                       Limited Partnership

                                       By: OBP Management II (Bermuda) Limited
                                       Partnership

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      Oxford Bioscience Partners (Adjunct) II,
                                      L.P.

                                      By: OBP Management II L.P.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Oxford Bioscience Partners (Gs-Adjunct)
                                       II, L.P.

                                       By: OBP Management II L.P.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Healthcare Ventures V L.P.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Hudson Trust

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Venrock Associates

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Venrock Associates II, L.P.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Alta Embarcadero Partners II LLC



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       GLSLP Investment I Ltd.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       S.R. One Limited

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Alexandria Real Estate Equities, L.P.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Pharma/w Health

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Finsbury Worldwide Pharmaceutical Trust

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Eaton Vance Worldwide Health Sciences
                                       Portfolio

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Artal Services N.V.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Venrock Entrepreneuers Fund, L.P.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Medica II Investment (Israel), LP



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Medica II Investment (International), LP



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                      GIMV

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Memories Plus, LLC

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       M&G Equities

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       -----------------------------------------
                                       Kenneth J. Novack


                                       -----------------------------------------
                                       Larry Abrams

                                       Hare & Co., FAO Finsbury Worldwide
                                       Pharmaceutical Trust PLC



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Adviesbeheer Gimv Life Sciences

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Bioveda Fund Pte Ltd

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       By:Bioveda Capital Pte Ltd, Its
                                          Investment Manager



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       Medica II Investments (P.F.)(Israel) L.P.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      Oxford Bioscience Partners II (Annex)
                                      L.P.

                                       By:  OBP Management II L.P.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       The Yasuda Enterprise Development I
                                       Limited Partnership



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Gray Ghost, LLC

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Mitsubishi Corporation

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Mitsubishi International Corporation

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       CZ Venture Operations, Inc.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       Kenneth A. Sorensen, Ph.D.

                                       Hans-Jurgen Hess, Ph.D.

                                       Mchugh, Divincent, Allessi, Inc.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       SG Cowen Ventures II, LP

                                       By: Societe Generale Investment
                                           Corporation, Its General Partner

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Alexander Scriabine, M.D.
                                       RHO Management Trust II

                                       By:  Rho Capital Partners, Inc.,
                                            Investment Advisor



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Yamanouchi Venture Capital, LLC



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Alta California Partners II, L.P.

                                       By:  Alta California Management Partners
                                       II, LLC, Its General Partner

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Biomedicine L.P.

                                       By: International Bm Biomedicine
                                           Holdings (Cayman) Ltd., Its General
                                           Partner

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       New England Partners Capital, L.P.

                                       By:  Nep Capital, Llc, Its General
                                       Partner

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Steven Ostrofsky Middlegate Ventures, LLC



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       -----------------------------------------
                                       David I. Wolsk


                                       -----------------------------------------
                                       David R. Novack


                                       -----------------------------------------
                                       Helen Novack


                                       -----------------------------------------
                                       Hyman Novack


                                       -----------------------------------------
                                       Natalie C. Scriabine


                                       -----------------------------------------
                                       Christine B. Scriabine

                                       -----------------------------------------
                                       Peter Smith


                                       -----------------------------------------
                                       Judith Smith


                                       -----------------------------------------
                                       Stephen White


                                       -----------------------------------------
                                       Mariam White


                                       Hoffmann-La Roche Inc.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title: